85097 7/02
Prospectus Supplement
dated July 19, 2002 to:
------------------------------------------------------------------------

Putnam Global Natural Resources Fund
Prospectuses dated December 30, 2001

The following is added before the last sentence under the heading "Main Investment Strategies - Global Stocks":

"Under normal circumstances, we invest at least 80% of the fund's net assets in securities of companies in the energy or other natural resources industries. We consider a company to be in the energy or other natural resources industries if at the time of investment we determine that at least 50% of the company's assets, revenues or profits are derived from these industries."

The first paragraph under the heading "What are the fund's main investment strategies and related risks?" is replaced with the following:

"Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks of companies in the energy and other natural resources industries. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows."

                             ****

The following sentence is added to the first paragraph under the heading "What are the fund's main investment strategies and related risks? - Derivatives."

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."